UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 25, 2013

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 25, 2013 and effective immediately, the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”), pursuant to the prior recommendation of the Board’s Nominating/Corporate Governance Committee, approved amendments to Section 2.7 of the Company’s Amended and Restated Bylaws (the “Bylaws”). These amendments, which revise the timing of, and specify additional information required in connection with, the nomination of directors and the proposal of other business by shareholders, may be summarized as follows:

Advanced Notice Provisions. As amended, the Bylaws are intended to better assure that stockholders and the Company have a reasonable opportunity to consider nominations and other business proposed to be brought before a meeting of stockholders and to allow for full consideration by the Board of Directors and stockholders of information relevant to (A) the qualifications of any stockholder-nominated candidate to serve as a director of the Company, (B) the status of any person introducing such director nomination or other business as a stockholder of the Company entitled to do so and qualified to vote on the matter and (C) any relationships between the stockholder proponent and any director nominee, or any direct or indirect interests that the proponent may have in the proposed business. The amendments, among other things:

•
Provide that nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Company’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors, (C) in the case of proposed business, by or at the direction of the Chairman of the Board of Directors, unless a majority of the directors then in office object to such business being conducted at the meeting, or (D) by any stockholder of the Company who (i) was a stockholder of record at the time the notice provided for pursuant to the Bylaws is delivered to the Secretary of the Company and at the time of the annual meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in the Bylaws as to such business or nomination. Clause (D) of the preceding sentence shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters or nominations properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Company’s proxy statement) at an annual meeting of stockholders.

•	Revise the timing of a stockholder’s notice of director nominations or other proposed business:

(i)    at an annual meeting of stockholders to not later than the close of business on the 90th day and not earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company); and

(ii)    at a special meeting of stockholders to (A) not later than the close of business on the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement is made of the date of the special meeting and of the nominees proposed to be elected at such meeting, if any, and (B) not earlier than the 120th day prior to the special meeting.

•	Require additional information to be provided in a stockholder’s notice in connection with director nominations or other proposed business, as follows:

(i)    require that a stockholder nominating a person for election as a director provide additional information regarding the nominee to enable the Company to assess the proposed nominee’s overall qualifications to serve as a director and to determine whether the proposed nominee qualifies as an independent director and otherwise is in compliance with the Company’s policies and guidelines applicable to directors;

(ii)    require each stockholder nominating a person for election as a director or proposing other business, each Stockholder Associated Person of such stockholder (as defined below), if any, and each proposed director nominee to disclose additional information regarding such persons’ interest (and the interest of related persons) in the matters being proposed, arrangements between such persons and their respective affiliates or associates (if any) concerning the proposed nomination or other business and (to the extent known by such person) the name and address of other stockholders supporting the proposed nomination or other business, the interests of such persons and related persons in the Company’s stock (including disclosure of agreements that involve options, warrants, stock appreciation or similar rights and any other hedging, derivative or short positions or similar arrangements, and agreements that involve acquiring, voting, holding or disposing of the Company’s stock), whether the proponent is a record holder of the Company’s stock who is entitled to vote and intends to appear in person or by proxy at the meeting to propose such business or nomination, and whether such persons intend to solicit proxies in support of the proposed business or nominee; and

(iii)    require information provided to the Company to be updated and supplemented so that all applicable information is true and correct as of the record date and within 15 days prior to the applicable meeting or any adjournment or postponement thereof.

•
Define “Stockholder Associated Person” to mean (a) any person acting in concert with such stockholder, (b) any beneficial owner of shares of the Company’s stock owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (c) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

•
Provide that, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting (as applicable) to present a director nomination or proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, notwithstanding that the Company may have received proxies in respect of such vote.

Effect on Deadline for Certain Stockholder Proposals for 2014 Annual Meeting. As a result of the amendment to Section 2.7 of the Bylaws described above, any director nomination or stockholder proposal intended to be presented for consideration at the Company’s 2014 annual meeting of stockholders, but not intended to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting pursuant to Exchange Act Rule 14a-8, must be received by the Secretary of the Company at the Company’s executive offices located at 2030 Hamilton Place Blvd., Suite 500, CBL Center, Chattanooga, Tennessee 37421-6000, between January 13, 2014 and the close of business on February 12, 2014, to be considered timely. Such notice must also comply with the other provisions of the Company’s Bylaws and applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
3.3	CBL & Associates Properties, Inc. Amended and Restated Bylaws, as amended through November 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

Date: November 26, 2013